UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 15, 2025

Date of Report (Date of earliest event reported)

Health In Tech, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42449	87-3545722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 S. Colorado Ave, Suite 1 Stuart, FL	34994
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 373-0333

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	HIT	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2025, the Compensation Committee of the Board of Directors of Health In Tech, Inc., a Nevada corporation (the “Company”), approved the grant of restricted stock awards (the “RSAs”) to Tim Johnson, the Company’s Chief Executive Officer, Linlin (Julia) Qian, the Company’s Chief Financial Officer, and (Mo) Imran Yousuf, the Company’s Chief Technology Officer. The Company granted the RSAs to Mr. Johnson, Ms. Qian and Mr. Yousef in connection with services these named executive officers are providing to the Company to develop two new programs, which are referred to in this Current Report on Form 8-K as “Program 1” and “Program 2”, and collectively as, the “Programs”. Mr. Johnson received a grant of 17,000 shares of restricted stock in connection with Program 1 and 17,000 shares of restricted stock in connection with Program 2. Ms. Qian received a grant of 10,000 shares of restricted stock in connection with Program 1 and 17,000 shares of restricted stock in connection with Program 2. Mr. Yousuf received a grant of 3,500 shares of restricted stock in connection with Program 1 and 3,500 shares of restricted stock in connection with Program 2. Fifty percent (50%) of the total number of shares of restricted stock granted to each recipient shall vest in equal monthly installments over a twelve (12) month period commencing on the date that the first of the two Programs is successfully launched and fully operational in the marketplace, and the remaining fifty percent (50%) shall vest in equal monthly installments over a twelve (12) month period commencing on the date that the other Program is successfully launched and fully operational in the marketplace. The RSAs were granted pursuant to the Health In Tech, Inc. Equity Incentive Plan and are subject to the terms and conditions set forth in the Restricted Stock Award Agreements previously approved by the Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2025

HEALTH IN TECH, INC.

By:	/s/ Tim Johnson
Name:	Tim Johnson
Title:	Chief Executive Officer

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